EXHIBIT 10.79
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                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of August 17, 2001 by and between SportsTrac Systems, Inc., a Delaware corporation (the "Company"), and First Allied Securities, Inc., a New York corporation (the "Investor").

                                  INTRODUCTION

         The Company executed in favor of the Investor a Warrant dated the date hereof between the Company and the Investor, the form of which is attached hereto as Exhibit A (the "Warrant Agreement"), pursuant to which the Investor may acquire from the Company certain units of the Company's securities, which units are composed of Common Stock and certain other warrants to purchase Common Stock (the Warrant Agreement and the certain other warrants underlying the units are hereinafter referred to as the "Warrants"). This Agreement has been executed and delivered pursuant to the Warrant Agreement.

         1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         Common Stock: The shares of Common Stock, par value $0.01 per share, of the Company as existing on the date hereof.

         Company: As defined in the first paragraph of this Agreement.

         Exchange Act: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

         Form S-3: Form S-3 or any comparable or successor form or forms adopted under the Securities Act.

         Holder: Any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 8 hereof.

         Initiating Holders: Any holder or holders of Registrable Securities holding greater than or equal to 25% of the Registrable Securities (by number of shares at the time issued and outstanding) and initiating a request pursuant to
Section 2.1 hereof for the registration of all or part of such holder's or holders' Registrable Securities.

         Other Stockholders: Persons other than Holders who, by virtue of agreements with the Company, are entitled or permitted to include their securities in certain registrations hereunder.
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         Person: A corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

         Registrable Securities: (a) any shares of Common Stock issued or issuable pursuant to the Warrant Agreement (including without limitation shares issued or issuable upon exercise of the Warrants whether issued on the date hereof or hereafter pursuant to a right in the Warrant Agreement) and (b) securities issued or issuable with respect to any Common Stock referred to in the foregoing subdivision (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

         register, registered and registration: These terms shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         Registration Expenses: All expenses incident to the Company's performance of or compliance with Section 2 hereof, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of not more than one counsel retained collectively by the holder or holders of more than 50% of the Registrable Securities being registered, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts, commissions, and non-accountable expense allowance and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of the Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

         Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

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          2.       Registration under Securities Act, etc.

          2.1      Demand Registration.

          (a) Request. Upon the written request of one or more Initiating Holders requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

                  (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

                  (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

                  (iii) all shares of Common Stock which the Company and any Other Stockholders may elect to register in connection with the offering of Registrable Securities pursuant to this Section 2.1, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered;

provided that the Company shall not be required to effect (i) more than one registration pursuant to this Section 2.1, (ii) the registration of Registrable Securities pursuant to this Section 2.1 unless the aggregate number of shares of Registrable Securities requested to be registered by all holders of Registrable Securities is equal to or greater than 25% of the Registrable Securities originally issuable under the Warrant Agreement or have a market value (based upon the closing price of such Registrable Securities quoted on the securities exchange or over-the-counter quotation system on which such Registrable Securities are listed or quoted, as the case may be, on the trading day immediately preceding any request pursuant to this Section 2.1) of at least $5 million at the close of the last trading day prior to such request, (iii) during the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration (provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective), and (iv) the registration of Registrable Securities pursuant to this Section 2.1 if (x) in the good faith judgment of the board of directors of the Company, such registration would be seriously detrimental to the Company and the board of directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (y) the Company shall furnish to such Holders a certificate signed by the president of the Company stating that in the good faith judgment of the

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board of directors of the Company, it would be seriously detrimental to the
Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental (provided that the Company may not defer the filing for a period of more than one hundred eighty
(180) days after receipt of the request of Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period).

         (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

         (c) Effective Registration Statement. The registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason (other than a stop order, injunction or other order or requirement resulting from some act or omission by the Initiating Holders), or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

         (d) Underwritten Offering. If any offering of Registrable Shares pursuant to this Section 2.1 involves an underwritten offering, the Company shall (after first consulting with the Initiating Holders) select the investment banking firm or firms to manage the underwritten offering.

         The right of any Holder to registration pursuant to this Section 2.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities held by such Holder.

         If the Company shall request inclusion in any registration pursuant to this Section 2.1 of securities being sold for its own account, or if an Other Stockholder shall request inclusion in any registration pursuant to this Section 2.1, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement (including without limitation Section 2.6 hereof). In such event, the Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders. If a person who has

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requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from Company, the underwriter or Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any
Registrable Securities or other securities excluded shall also be withdrawn from such registration.

         (e) Priority in Demand Registrations. Notwithstanding any other provision of this Section 2.1, if any financial advisor retained by the Initiating Holders or the Company shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in the contemplated offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering the Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, the securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof, pro rata among such holders on the basis of the number of such securities requested to be included by such holders and the Company.

         2.2      Piggyback Registration.

         (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4, S-8, S-14 or S-15 or any successor or similar forms and other than pursuant to Section 2.1 or 2.3 hereof), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1 hereof, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
2.2 shall relieve the Company of its obligation to, effect any registration upon request under Section 2.1

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hereof. In no event shall the Company be required to effect more than two registrations of Registrable Securities pursuant to this Section 2.2.

         (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

         (c) Piggyback Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in this Section 2.2 and subject to the provisions of Section 2.2(d) hereof, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters.

          The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law. (d) Priority in Piggyback Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment, best efforts or other basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting inclusion of their Registrable Securities in such registration by letter of its belief that the distribution of all or a specified number of the securities requested to be included in such registration concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such securities which may be distributed without such effect), then the Company will be obligated to include in such registration statement the Registrable Shares of the Holders in sequence, in accordance with the following:

                   (x) in the case of an offering by the Company for its own account, (A) first, any and all securities for sale by the Company, and
         (B) second, Registrable Shares requested to be included in such registration by the Holders and securities requested to be included in such registration statement by Other Stockholders pursuant to any other registration rights that may have been, or may hereafter be, granted by the Company, pro rata based on the number of such securities requested to be included by such Holders and such Other Stockholders;

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                  (y) in the case of an offering by the Company for the account of any of its securityholders (other than the Holders), (A) first, securities requested to be registered by any such securityholder pursuant to the exercise of demand registration rights, and (B) second, Registrable Shares requested to be registered by the Holders, securities for the account of the Company and securities requested to be included in such registration statement by Other Stockholders pursuant to any other registration rights that may have been, or may hereafter be, granted by the Company, pro rata based on the number of such securities requested to be included by such Holders, the Company and such Other Stockholders.


                  2.3       Registration on Form S-3.

                  (a) After the closing of an initial public offering of any security of the Company pursuant to an effective registration statement under the Securities Act, the Company shall use its best efforts to qualify for registration on Form S-3. If the Company has qualified for the use of Form S-3, in addition to the rights contained in Sections 2.1 and 2.2 hereof, Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of dispositions of such shares by such Holder or Holders); provided, however, that the Company shall not be obligated to effect any such registration if Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000; further provided, however, that in no event shall the Company be required to effect more than two registrations of Registrable Securities pursuant to this Section 2.3.

                  (b) If a request complying with the requirements of Section 2.3(a) hereof is delivered to the Company, the provisions of Sections 2.1(a)(ii), 2.1(b), 2.1(c), 2.1(d) and 2.1(e) hereof shall apply to such registration.

         2.4 Registration Procedures. Notwithstanding any other provision of this Agreement, the Company will have no obligation to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2 and 2.3 hereof unless and until such Registrable Securities shall have been issued by the Company, and the Company agrees to immediately issue the Registrable Securities when required to do so under the Warrants. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2 and 2.3 hereof, the Company shall, as expeditiously as possible:

                  (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company, or in any event as soon thereafter as possible, and in the case of a registration pursuant to Section 2.1 hereof such filing to be made within 90 days after the initial request of one or more Initiating Holders of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required

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         by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to become and remain effective, provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto, and further provided that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and use best efforts to keep such registration statement effective until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (A) in the case of a registration pursuant to Section 2.1 or 2.2 hereof , the expiration of 180 days after such registration statement becomes effective (provided, however, that such 180-day period shall be extended for a period of time equal to the period Holder refrains from selling any securities included in such registration at the request of an underwriter of common stock (or other securities) of the Company) or (B) in the case of a registration pursuant to Section 2.3 hereof which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (1) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in

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         conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Seller;

                  (iv) use its best efforts (A) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as shall reasonably be requested by such seller, (B) to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and (C) take any other action .which may be reasonably necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this subdivision (iv), be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) cause the Registrable Shares included in any registration statement to be (i) listed on (.)each securities exchange, if any, on which similar securities issued by the Company are then listed, 'or
         (ii) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") or the National Market System of NASDAQ if the Registrable Shares so qualify;

                  (vii) provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

                  (viii) furnish to each Holder selling securities in such registration and underwriter a signed counterpart of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders selling securities in such registration or managing underwriter reasonably requests;

                  (ix) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to

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         make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller (and each underwriter, if any) a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the full calendar month after the effective date of such registration statement, if such earnings statement is necessary to satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days (or such shorter reasonable time period as given circumstances shall dictate) prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

                  (xi) enter into such agreements and take such other actions as sellers of such Registrable Securities holding more than 50% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by applicable law or the Commission in connection therewith. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (ix) of this Section 2.4, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (ix) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         2.5 Preparation; Reasonable Investigation. (a) In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the

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opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         (b) Certain Information. The Company agrees to include in any registration statement that includes Registrable Securities filed under Section 2.1, 2.2 or 2.3 hereof, all information which holders of Registrable Securities being registered shall reasonably request (after giving due regard to the confidentiality of such information).

         2.6 Holdback Agreements.

         (a) So long as the Holder and'its affiliates beneficially own more than five percent of the outstanding Common Stock or the Holder has the right to designate one or more members of the Company's board of directors, if requested by the Company and an underwriter of common stock (or other securities) of the Company, the Holder shall not effect any public sales or distributions of Common Stock held by the Holder (other than those included in the registration) during the seven days prior to and the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that all Holders and officers and directors of the Company and beneficial owners of more than five percent of the Company's outstanding Common Stock enter into and remain bound by similar agreements.

         The obligations described in this Section 2.6(a) shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

         (b) The Company agrees (x), if so required by the managing underwriter, not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to Section 2.1 or 2.3 hereof has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8, S-14 or S-15 or any successor or similar forms thereto, and
(y) use its best reasonable efforts to cause each holder of its securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period.

         2.7      Indemnification.

         (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement covering Registrable Securities, the holder of any Registrable Securities covered by such registration statement, its directors and officers, each

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

other Person who participates as an underwriter in the offering or sale of such securities and each other Person; if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon, any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder, as the case may be, specifically stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim; damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

         (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.4 hereof, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall be limited to the extent allowable by applicable law and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

         (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

         (e) Indemnification Payments. The indemnification required by this
Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (f) Contribution. If the indemnification provided for in the preceding subdivisions of this Section 2.7 is unavailable to an indemnified party in respect of any expense, loss, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that the foregoing contribution agreement shall not inure to the benefit of any indemnified Person if indemnification would be unavailable to such indemnified Person by reason of the proviso contained in the first sentence of subdivision (a) of this Section 2.7, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section 2.7 had been available under the circumstances.

         The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations refereed to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivisions
(c) of this Section 2.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3. Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         4. Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or.prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder unless prior to entering into such agreement the Company has (i) given notice to the Holders of such agreement and (ii) given the Holders the option (which option must be exercised within 30 days of receipt of such notice) either to continue under this Agreement or to tertnlinate this Agreement and enter into an agreement with the Company with terms identical to the terms of such agreement.

         5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of more than 50% of the shares of Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent; provided, however, that no amendment shall be made to Section 2.7 hereof without the written consent of the Company and the holder or holders of 100% of the shares of Registrable Securities.

         6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         7. Notices. Except as otherwise provided in this Agreement, all communications provided for hereunder shall be in writing and either hand delivered or sent by prepaid commercial courier, telecopy or first-class registered or certified mail, postage prepaid, and addressed

         if to the Investor:   First Allied Securities, Inc.
                               525 B Street
                               17th Floor
                               San Diego, California 92101
                               Attention: Robert Moses, General Counsel

                               Facsimile: (619) 239-0142

         with a copy to:       Akerman Senterfitt & Eidson, P.A. 50
                               North Laura Street, Suite 2500
                               Jacksonville, Florida 32202
                               Attention: Ivan A. Colao
                               Facsimile: (904) 798-3730

         if to the Company:    SportsTrac Systems, Inc.
                               6654 Gunpark Drive, Suite 100
                               Boulder, Colorado 80301 Attention:
                               Marc R. Silverman
                               Facsimile: (303) 527-1661

         with a copy to:       Doerner, Saunders, Daniel & Anderson LLP
                               320 South Boston Avenue, Suite 500
                               Tulsa, Oklahoma 74103
                               Attention: William F. Riggs
                               Facsimile: (918) 591-5360

or at such other address the Investor or the Company shall have given notice to other. Notices sent by commercial courier services for next day delivery shall be deemed given and received the day after they are sent, notices sent by telecopy shall be deemed given and received the day they are sent, and notices sent by mail shall be deemed given and received five (5) days after being mailed as aforesaid.

         8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, provided, that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement by a written agreement reasonably acceptable to the Company.

         9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         10. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York without reference to the principles of conflicts of laws.


                          [next page is signature page]

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first written above.

                                       THE COMPANY:

                                       SPORTSTRAC SYSTEMS, INC.

                                       By: /s/ Marc R. Silverman
                                           -------------------------------------
                                           Marc R. Silverman
                                           President & CEO


                                       THE INVESTOR:

                                       FIRST ALLIED SECURITIES, INC.

                                       By: /s/ Robert Moses
                                           -------------------------------------
                                           Robert Moses
                                           General Counsel










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